UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-23905

NYLI MACKAY MUNI

INCOME OPPORTUNITIES FUND

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: 833-401-8899

Date of fiscal year end: October 31

Date of reporting period: October 31, 2024

FORM N-CSR

Item 1. Reports to Stockholders.

NYLI MacKay Muni Income Opportunities Fund
(formerly known as MainStay MacKay Municipal Income Opportunities Fund)

Annual Report
October 31, 2024
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Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

Certain material in this report may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results or events related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and the Fund undertakes no obligation to update the views expressed herein.

Fund Performance and  Statistics (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are repurchased, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share repurchases. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Cumulative Total Returns for the Period-Ended October 31, 2024
Class	Sales Charge		Inception Date	Since Inception[1]	Gross Expense Ratio[2]
Class A1 Shares	Maximum 3.00% Initial Sales Charge	With sales charges	3/25/2024	0.30%	3.82%
		Excluding sales charges		3.40	3.82
Class A2 Shares	No Sales Charge		3/25/2024	3.40	3.82
Class A3 Shares	No Sales Charge		3/25/2024	3.25	4.07
Class I Shares	No Sales Charge		3/25/2024	3.71	3.32

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

Benchmark Performance*	Since Inception[1]
Bloomberg Municipal Bond Index[2]	1.02%
Muni Income Composite Index[3]	1.67
Morningstar CE Muni National Long Category Average[4]	1.59

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Bloomberg Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded.
3.	The Muni Income Composite Index consists of the Bloomberg Municipal Bond Index and the Bloomberg High Yield Municipal Bond Index weighted 80%/20%, respectively.
4.	The Morningstar CE Muni National Long Category Average is representative of funds that invest in bonds issued by various state and local governments to fund public projects. The income from these bonds is generally free from federal taxes. These funds have durations of more than 7 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
4	NYLI MacKay Muni Income Opportunities Fund

Portfolio Composition as of October 31, 2024 (Unaudited)
New York	15.3%
Florida	13.3
Texas	11.6
California	9.7
Illinois	8.7
Puerto Rico	5.5
Alabama	5.1
Pennsylvania	5.0
Nevada	4.6
Wisconsin	3.5
New Jersey	3.3
Colorado	3.2
Oregon	2.8
Washington	2.8
New Hampshire	2.3
Kentucky	1.9
Arizona	1.9%
Michigan	1.6
Guam	1.5
U.S. Virgin Islands	1.5
Georgia	1.5
Virginia	1.4
Maine	1.4
Rhode Island	1.4
Ohio	1.0
Tennessee	0.7
Delaware	0.6
Massachusetts	0.3
Short–Term Investment	0.9
Other Assets, Less Liabilities	–14.3
100.0%
See Portfolio of Investments beginning on page 7 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2024 (excluding short-term investments)# (Unaudited)
1.	New York Transportation Development Corp., 5.25%-5.50%, due 6/30/54–12/31/54
2.	Tarrant County Cultural Education Facilities Finance Corp. Hospital, 5.00%, due 11/15/51
3.	New York State Dormitory Authority, 5.50%, due 10/1/54
4.	Black Belt Energy Gas District, 5.00%-5.25%, due 5/1/55–10/1/55
5.	Texas Water Development Board, 4.375%, due 10/15/59

6.	Pennsylvania Higher Education Assistance Agency, 4.125%-5.00%, due 6/1/45–6/1/51
7.	California Community Choice Financing Authority, 5.00%-5.25%, due 1/1/54–1/1/55
8.	Commonwealth of Puerto Rico, (zero coupon)-4.00%, due 11/1/43–11/1/51
9.	Lee County, 5.25%, due 10/1/54
10.	New Jersey Transportation Trust Fund Authority, 5.25%, due 6/15/41

#	Some of these holdings have been transferred to a Tender Option Bond (“TOB”) Issuer in exchange for TOB Residuals and cash.

Credit Quality as of October 31, 2024^ (Unaudited)
^ As a percentage of total investments.
Ratings apply to the underlying portfolio of bonds held by the Fund and are rated by an independent rating agency, such as Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. and/or Fitch Ratings, Inc. If the ratings provided by the ratings agencies differ, the higher rating will be utilized. If only one rating is provided, the available rating will be utilized. Securities that are unrated by the rating agencies are reflected as such in the breakdown. Unrated securities do not necessarily indicate low quality. S&P rates borrowers on a scale from AAA to D. AAA through BBB- represent investment grade, while BB+ through D represent non-investment grade.

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, Michael Perilli, CFA, John Lawlor and Michael Denlinger, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.
How did NYLI MacKay Muni Income Opportunities Fund perform during the period since its inception on March 25, 2024, through October 31, 2024 (the “reporting period”)?
For the reporting period, Class I shares of NYLI MacKay Muni Income Opportunities Fund returned 3.71%, outperforming the 1.02% return of its primary benchmark, the Bloomberg Municipal Bond Index, and the 1.67% return of its secondary benchmark, the Muni Income Composite Index. Over the same period, Class I shares also outperformed the 1.59% return of the Morningstar CE Muni National Long Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
During the reporting period, the Fund outperformed the Bloomberg Municipal Bond Index primarily due to security selection. From a credit quality standpoint, security selection among non-rated bonds enhanced relative returns. From a geographic perspective, security selection among bonds from the states of Wisconsin and California bolstered performance. Other positive contributions to performance came from exposure to 5+% coupon bonds, which was partly due to security selection; overweight exposure to maturities of 15 years and longer; and exposure to closed-end funds. (Contributions take weightings and total returns into account.)
Was the Fund’s performance materially affected by investments in derivatives?
The Fund may employ U.S. Treasury futures hedges at times, typically as a paired strategy with longer-maturity bonds, to dampen down duration and interest rate sensitivity. During the reporting period, derivative positions did not materially impact performance.
What was the Fund’s duration2 strategy during the reporting period?
We do not make interest rate forecasts or duration bets. Rather, we aim to take a duration-neutral posture in the Fund relative to the Bloomberg Municipal Bond Index. As of the end of the reporting period, the Fund's modified duration to worst3 was 7.45 years compared to 6.76 years for this Index.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, security selection within the special tax and charter schools sectors contributed positively to relative returns as did closed-end funds. Conversely, underweight allocations to the life care and electric sectors detracted from relative performance.
What were some of the Fund’s largest purchases and sales during the reporting period?
Since the inception of the Fund, all purchases were significant as the team focused on building a well-balanced and widely diversified investment portfolio that was investment-grade oriented, with the flexibility to opportunistically invest up to 50% of its assets in high yield municipal securities.
How did the Fund’s sector weightings change during the reporting period?
During the reporting period, there were no material changes to weightings as the Fund was focused on ramping up to meet its investment guidelines. Increases included electric sector holdings, holdings from the state of California and credits rated BBB.4 During the same period, exposure to the state of New York decreased.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2024, the Fund remained overweight to the long end of the yield curve,5 as municipal/U.S. Treasury levels in the intermediate segment appeared richly valued. In addition, the Fund held overweight exposure to the housing and transportation sectors as well as to closed-end funds. From a credit perspective, the Fund held overweight exposure to non-rated bonds. Other notable positions included underweight exposure to the local and state general obligation sectors, underweight exposure to AAA-rated credits6 and underweight exposure to holdings from the state of New York.

1.	See "Fund Performance and Statistics" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
4.	An obligation rated ‘BBB’ by Standard & Poor’s (“S&P”) is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
6.	An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
6	NYLI MacKay Muni Income Opportunities Fund

Portfolio of Investments October 31, 2024†^
	Principal Amount	Value
Municipal Bonds 106.3%
Long Term Municipal Bonds 106.3%
Alabama 5.1%
Black Belt Energy Gas District, Revenue Bonds
Series B
5.00%, due 10/1/55 (a)	$ 1,000,000	$ 1,062,574
Black Belt Energy Gas District, Gas Project, Revenue Bonds
Series A
5.25%, due 5/1/55 (a)	1,000,000	1,084,084
MidCity Improvement District, 2024 Assessment Area, Special Assessment
6.50%, due 11/1/44 (b)	290,000	281,006
Southeast Energy Authority A Cooperative District, Revenue Bonds
Series C
5.00%, due 11/1/55 (a)	1,000,000	1,075,783
		3,503,447
Arizona 1.9%
Arizona Industrial Development Authority, Equitable School Revolving Fund LLC Obligated Group, Revenue Bonds
Series A
5.25%, due 11/1/53	1,250,000	1,327,053
California 9.7%
Alameda Corridor Transportation Authority, Revenue Bonds
Series C, Insured: AGM
(zero coupon), due 10/1/52 (c)	1,000,000	558,462
California Community Choice Financing Authority, Revenue Bonds
Series B
5.00%, due 1/1/55 (a)	750,000	806,015
California Community Choice Financing Authority, Clean Energy Project, Revenue Bonds
Series C
5.25%, due 1/1/54 (a)	1,000,000	1,074,254
California Statewide Communities Development Authority, Loma Linda University Medical Center Obligated Group, Revenue Bonds
Series A
5.50%, due 12/1/54	355,000	355,147
	Principal Amount	Value

California (continued)
City of Stockton Community Facilities District No. 2018-2, Improvement Area 3, Special Tax
5.00%, due 9/1/44	$ 380,000	$ 396,614
5.00%, due 9/1/49	525,000	549,524
5.00%, due 9/1/54	625,000	651,156
Lake Elsinore Unified School District, Community Facilities District No. 2006-2, Area C, Special Tax
4.00%, due 9/1/50	1,000,000	918,963
San Diego County Regional Airport Authority, Special Facilities, Revenue Bonds
Series A
5.00%, due 7/1/44	1,425,000	1,426,356
		6,736,491
Colorado 3.2%
Colorado Bridge & Tunnel Enterprise, Revenue Bonds
Series A, Insured: AGM
5.50%, due 12/1/54	1,000,000	1,115,634
Prairie Center Metropolitan District No. 3, Limited General Obligation
Series B
5.875%, due 12/15/46	1,000,000	1,070,515
		2,186,149
Florida 13.3%
Brevard County Housing Finance Authority, Cocoa Leased Housing Associates II LLLP, Revenue Bonds
Insured: FNMA
4.45%, due 1/1/40	1,000,000	1,002,450
County of Pasco, State of Florida Cigarette Tax Revenue, Revenue Bonds
Series A, Insured: AGM
5.75%, due 9/1/54	1,000,000	1,109,542
Florida Municipal Loan Council, Shingle Creek Transit & Utility Community Development District, Special Assessment
5.15%, due 5/1/44 (d)	655,000	653,801
Highlands County Health Facilities Authority, AdventHealth Obligated Group, Revenue Bonds
Series C
5.00%, due 11/15/59 (a)	500,000	552,334

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments October 31, 2024†^ (continued)
	Principal Amount	Value
Long Term Municipal Bonds (continued)
Florida (continued)
Hillsborough County Aviation Authority, Tampa International Airport, Revenue Bonds
Series B
5.50%, due 10/1/49 (d)(e)	$ 1,500,000	$ 1,650,446
Lee County, Airport, Revenue Bonds
5.25%, due 10/1/54 (d)(e)	1,625,000	1,743,265
Reunion East Community Development District, Series 2021 Project, Special Assessment
2.85%, due 5/1/31	500,000	454,743
Saltleaf Community Development District, Series 2024 Assessments, Special Assessment
6.00%, due 5/1/56	1,000,000	1,015,984
West Villages Improvement District, Unit of Development No. 10 Assessment Area One, Special Assessment
5.625%, due 5/1/54	1,000,000	1,004,015
		9,186,580
Georgia 1.5%
Municipal Electric Authority of Georgia, Revenue Bonds
Series A
5.50%, due 7/1/64	1,000,000	1,067,742
Guam 1.5%
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Bonds
Series A
5.00%, due 1/1/50	1,000,000	1,025,438
Illinois 5.3%
Chicago Board of Education, Dedicated Capital Improvement, Unlimited General Obligation
Series B
7.00%, due 12/1/42 (b)	1,000,000	1,071,855
Chicago Midway International Airport, Revenue Bonds, Senior Lien
Series A, Insured: BAM
5.50%, due 1/1/53 (d)	1,000,000	1,073,295
	Principal Amount	Value

Illinois (continued)
City of Chicago, Lakeshore East Special Assessment Area, Special Assessment (b)
3.29%, due 12/1/30	$ 325,000	$ 306,676
3.45%, due 12/1/32	275,000	253,000
City of Chicago, Wastewater Transmission, Revenue Bonds, Second Lien
Series C
5.00%, due 1/1/39	1,000,000	1,001,717
		3,706,543
Kentucky 1.9%
Kentucky Economic Development Finance Authority, Owensboro Health, Revenue Bonds
Series A
5.00%, due 6/1/41	1,315,000	1,328,381
Maine 1.4%
Maine State Housing Authority, Revenue Bonds
Series B-2, Insured: HUD Sector 8
4.625%, due 11/15/48	925,000	935,537
Michigan 1.6%
Kentwood Economic Development Corp., Holland Home Obligated Group, Revenue Bonds
3.00%, due 11/15/25	25,000	24,579
Michigan Finance Authority, Provident Group - HFH Energy LLC, Revenue Bonds
4.375%, due 2/28/54	1,000,000	961,383
Michigan Strategic Fund, I-75 Improvement Project, Revenue Bonds
5.00%, due 6/30/48 (d)	100,000	101,373
		1,087,335
Nevada 4.6%
Las Vegas Convention & Visitors Authority, Convention Center Expansion, Revenue Bonds
Series B
4.00%, due 7/1/49	1,000,000	937,265

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
8	NYLI MacKay Muni Income Opportunities Fund

	Principal Amount	Value
Long Term Municipal Bonds (continued)
Nevada (continued)
Nevada Housing Division, Revenue Bonds, Senior Lien
Series E, Insured: GNMA / FNMA / FHLMC
7.50%, due 4/1/49	$ 1,000,000	$ 1,251,007
Tahoe-Douglas Visitors Authority, Revenue Bonds
5.00%, due 7/1/51	1,000,000	1,007,622
		3,195,894
New Hampshire 2.3%
New Hampshire Business Finance Authority, Sustainable Certificates, Revenue Bonds
Series 2, Class A
3.625%, due 8/20/39	623,442	583,183
New Hampshire Business Finance Authority, Wheeling Power Co., Revenue Bonds
Series A
6.89%, due 4/1/34 (b)	1,000,000	1,032,028
		1,615,211
New Jersey 2.4%
New Jersey Transportation Trust Fund Authority, State of New Jersey, Revenue Bonds
Series AA
5.25%, due 6/15/41	1,500,000	1,684,356
New York 13.4%
Metropolitan Transportation Authority, Revenue Bonds
Series A
5.50%, due 11/15/47	1,000,000	1,110,479
New York City Housing Development Corp., Revenue Bonds
Series G-1
3.90%, due 5/1/45	1,000,000	913,514
New York Liberty Development Corp., Revenue Bonds
Series A
2.50%, due 11/15/36	1,000,000	823,332
	Principal Amount	Value

New York (continued)
New York Liberty Development Corp., 3 World Trade Center LLC, Revenue Bonds
Class 1
5.00%, due 11/15/44 (b)	$ 100,000	$ 99,999
New York State Dormitory Authority, White Plains Hospital Obligated Group, Revenue Bonds
Insured: AGC
5.50%, due 10/1/54 (e)	2,000,000	2,202,371
New York Transportation Development Corp., JFK Airport Terminal 6 Redevelopment Project, Revenue Bonds
Series A, Insured: AGC
5.25%, due 12/31/54 (d)(e)	1,875,000	1,977,750
New York Transportation Development Corp., JFK NTO LLC, Revenue Bonds
5.50%, due 6/30/54 (d)	1,000,000	1,057,888
TSASC, Inc., Tobacco Settlement Bonds, Revenue Bonds
Series B
5.00%, due 6/1/48	1,250,000	1,104,319
		9,289,652
Ohio 1.0%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Senior Lien
Series B-2
5.00%, due 6/1/55	750,000	678,293
Oregon 2.8%
Clackamas County School District No. 12, North Clackamas, Unlimited General Obligation
Series A, Insured: School Bond Guaranty
(zero coupon), due 6/15/42	2,000,000	889,479
Port of Portland, Airport, Revenue Bonds
Series 29
5.50%, due 7/1/53 (d)	1,000,000	1,080,731
		1,970,210
Pennsylvania 5.0%
County of Lehigh, Lehigh Valley Health Network, Revenue Bonds
Series A
5.00%, due 7/1/44	920,000	950,902
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments October 31, 2024†^ (continued)
	Principal Amount	Value
Long Term Municipal Bonds (continued)
Pennsylvania (continued)
Pennsylvania Higher Education Assistance Agency, Revenue Bonds, Senior Lien
Series 1A
4.125%, due 6/1/45 (d)	$ 1,000,000	$ 954,225
Pennsylvania Higher Education Assistance Agency, Revenue Bonds
Series 1C
5.00%, due 6/1/51 (d)	1,000,000	992,218
Pennsylvania Housing Finance Agency, Revenue Bonds
Series 145-A
6.00%, due 10/1/54	500,000	546,356
		3,443,701
Puerto Rico 5.5%
Commonwealth of Puerto Rico
(zero coupon), due 11/1/43	887,739	572,591
(zero coupon), due 11/1/51	1,119,701	733,404
(zero coupon), due 11/1/51	536,611	293,795
(zero coupon), due 11/1/51	420,000	135,975
Commonwealth of Puerto Rico, Unlimited General Obligation
Series A-1
4.00%, due 7/1/46	83,000	77,513
GDB Debt Recovery Authority of Puerto Rico, Revenue Bonds
7.50%, due 8/20/40	700,534	683,021
Puerto Rico Electric Power Authority, Revenue Bonds
Series NN, Insured: NATL-RE
4.75%, due 7/1/33	70,000	68,574
Series SS, Insured: NATL-RE
5.00%, due 7/1/25	30,000	30,010
Series TT, Insured: NATL-RE
5.00%, due 7/1/26	25,000	25,015
Series VV, Insured: NATL-RE
5.25%, due 7/1/26	285,000	282,428
Series VV, Insured: NATL-RE
5.25%, due 7/1/29	290,000	285,374
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A-1
(zero coupon), due 7/1/46	1,805,000	592,681
Series A-2
4.329%, due 7/1/40	35,000	34,675
		3,815,056
	Principal Amount	Value

Rhode Island 1.4%
Rhode Island Student Loan Authority, Revenue Bonds, Senior Lien
Series A
4.125%, due 12/1/43 (d)	$ 1,000,000	$ 950,541
Tennessee 0.7%
Tennessee Housing Development Agency, Residential Finance Program, Revenue Bonds
Series 3
2.80%, due 7/1/44	625,000	486,104
Texas 11.6%
City of Greenville, Electric System, Revenue Bonds
Insured: BAM
5.00%, due 2/15/54 (e)	1,210,000	1,272,011
Harris County-Houston Sports Authority, Revenue Bonds, Senior Lien
Series A, Insured: AGM NATL-RE
(zero coupon), due 11/15/38	1,000,000	502,411
Lake Houston Redevelopment Authority, City of Houston Reinvestment Zone No. 10, Revenue Bonds
4.00%, due 9/1/35	250,000	236,575
Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Inc. Project, Revenue Bonds
5.00%, due 11/15/46	500,000	483,705
Series B
5.00%, due 11/15/46	55,000	52,861
Tarrant County Cultural Education Facilities Finance Corp. Hospital, Baylor Scott & White Health Project, Revenue Bonds
Series D
5.00%, due 11/15/51 (e)	2,305,000	2,441,750
Texas Private Activity Bond Surface Transportation Corp., North Tarrant Express Managed Lanes Project, Revenue Bonds, Senior Lien
5.50%, due 12/31/58 (d)	1,000,000	1,073,700
Texas Water Development Board, State Water Implementation Master Trust, Revenue Bonds
Series A
4.375%, due 10/15/59 (e)	2,000,000	1,995,112
		8,058,125

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	NYLI MacKay Muni Income Opportunities Fund

	Principal Amount	Value
Long Term Municipal Bonds (continued)
U.S. Virgin Islands 1.5%
Matching Fund Special Purpose Securitization Corp., Revenue Bonds
Series A
5.00%, due 10/1/39	$ 1,000,000	$ 1,033,890
Virginia 1.4%
Toll Road Investors Partnership II LP
Insured: NATL-RE
7.125%, due 2/15/35 (b)	1,000,000	1,001,122
Washington 2.8%
Port of Seattle, Intermediate Lien, Revenue Bonds
Series B
5.25%, due 7/1/49 (d)(e)	1,500,000	1,587,464
Washington State Housing Finance Commission, Revenue Bonds
Series 2
4.084%, due 3/20/40	374,836	361,388
		1,948,852
Wisconsin 3.5%
Public Finance Authority, Wonderful Foundations Charter School, Revenue Bonds
Series A-1
5.00%, due 1/1/55 (b)	1,500,000	1,465,628
Wisconsin Housing & Economic Development Authority Home Ownership, Sustainable Bond, Revenue Bonds
Series B, Insured: GNMA / FNMA / FHLMC
4.25%, due 9/1/44	1,000,000	983,001
		2,448,629
Total Municipal Bonds (Cost $73,288,803)		73,710,332

	Shares	Value

Closed-End Funds 7.1%
Delaware 0.6%
BlackRock Municipal Income Fund, Inc.	33,446	416,403
	Shares	Value

Illinois 3.4%
Nuveen AMT-Free Quality Municipal Income Fund	75,000	$ 870,000
Nuveen California Quality Municipal Income Fund	75,000	860,250
Nuveen Quality Municipal Income Fund	52,133	625,075
		2,355,325
Massachusetts 0.3%
Eaton Vance Municipal Bond Fund	18,716	195,956
New Jersey 0.9%
BlackRock MuniHoldings Fund, Inc.	49,845	609,106
New York 1.9%
BlackRock Municipal Income Trust	35,744	364,946
Nuveen AMT-Free Municipal Credit Income Fund	76,616	979,919
		1,344,865
Total Closed-End Funds (Cost $4,726,957)		4,921,655
Short-Term Investment 0.9%
Unaffiliated Investment Company 0.9%
BlackRock Liquidity Funds MuniCash
3.143%, due 12/31/49 (f)	600,166	600,226
Total Short-Term Investment (Cost $600,226)		600,226
Total Investments (Cost $78,615,986)	114.3%	79,232,213
Floating Rate Note Obligations (g)	(16.2)	(11,210,000)
Other Assets, Less Liabilities	1.9	1,277,144
Net Assets Applicable to Common Shares	100.0%	$ 69,299,357

†	Percentages indicated are based on Fund net assets applicable to Common shares.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of October 31, 2024.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Step coupon—Rate shown was the rate in effect as of October 31, 2024.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments October 31, 2024†^ (continued)
(d)	Interest on these securities was subject to alternative minimum tax which represented 21.50% of the Fund’s net assets.
(e)	All or portion of principal amount transferred to a Tender Option Bond (“TOB”) Issuer in exchange for TOB Residuals and cash.
(f)	Current yield as of October 31, 2024.
(g)	Face value of Floating Rate Notes issued in TOB transactions.
Futures Contracts
As of October 31, 2024, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
U.S. Treasury 10 Year Ultra Bonds	(15)	December 2024	$ (1,770,374)	$ (1,706,250)	$ 64,124
U.S. Treasury Long Bonds	(40)	December 2024	(4,845,207)	(4,718,750)	126,457
Net Unrealized Appreciation					$ 190,581

1.	As of October 31, 2024, cash in the amount of $187,000 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2024.

Abbreviation(s):
AGC—Assured Guaranty Corp.
AGM—Assured Guaranty Municipal Corp.
BAM—Build America Mutual Assurance Co.
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
GNMA—Government National Mortgage Association
HUD—Housing and Urban Development
NATL-RE—National Public Finance Guarantee Corp.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	NYLI MacKay Muni Income Opportunities Fund

The following is a summary of the fair valuations according to the inputs used as of October 31, 2024, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$ —	$ 73,710,332	$ —	$ 73,710,332
Closed-End Funds	4,921,655	—	—	4,921,655
Short-Term Investment
Unaffiliated Investment Company	600,226	—	—	600,226
Total Investments in Securities	5,521,881	73,710,332	—	79,232,213
Other Financial Instruments
Futures Contracts (b)	190,581	—	—	190,581
Total Investments in Securities and Other Financial Instruments	$ 5,712,462	$ 73,710,332	$ —	$ 79,422,794

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2024
Assets
Investment in securities, at value (identified cost $78,615,986)	$79,232,213
Cash collateral on deposit at broker for futures contracts	187,000
Receivables:
Investment securities sold	5,951,775
Dividends and interest	1,004,656
Manager (See Note 3)	46,241
Variation margin on futures contracts	6,562
Offering cost	22,831
Other assets	36,211
Total assets	86,487,489
Liabilities
Due to broker	278,910
Payable for Floating Rate Note Obligations	11,210,000
Payables:
Investment securities purchased	5,532,412
Professional fees	60,983
Custodian	16,095
NYLIFE Distributors (See Note 3)	3,052
Shareholder communication	1,397
Trustees	121
Accrued expenses	17
Interest expense and fees payable	85,145
Total liabilities	17,188,132
Net assets applicable to Common shares	$69,299,357
Net Assets Applicable to Common Shares Consist of
Common shares, $0.001 par value per share, unlimited number of shares authorized	$ 6,835
Additional paid-in-capital	68,791,577
68,798,412
Total distributable earnings (loss)	500,945
Net assets applicable to Common shares	$69,299,357
Class A1
Net assets applicable to outstanding Common shares	$ 25,848
Common shares of beneficial interest outstanding	2,549
Net asset value per Common share outstanding	$ 10.14
Maximum sales charge (3.00% of offering price)	0.31
Maximum offering price per Common share outstanding	$ 10.45
Class A2
Net assets applicable to outstanding Common shares	$ 8,628,276
Common shares of beneficial interest outstanding	850,656
Net asset value and offering price per Common share outstanding	$ 10.14
Class A3
Net assets applicable to outstanding Common shares	$ 25,809
Common shares of beneficial interest outstanding	2,546
Net asset value and offering price per Common share outstanding	$ 10.14
Class I
Net assets applicable to outstanding Common shares	$60,619,424
Common shares of beneficial interest outstanding	5,978,753
Net asset value and offering price per Common share outstanding	$ 10.14

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	NYLI MacKay Muni Income Opportunities Fund

Statement of Operations for the period March 25, 2024 (commencement of operations) through October 31, 2024
Investment Income (Loss)
Income
Interest	$1,281,736
Dividends	222,062
Total income	1,503,798
Expenses
Manager (See Note 3)	248,983
Organization (See Note 2)	159,652
Offering (See Note 2)	143,927
Professional fees	132,000
Interest expense and fees	32,127
Transfer agent (See Note 3)	23,505
Shareholder communication	23,112
Custodian	20,205
Distribution/Service—Class A1 (See Note 3)	77
Distribution/Service—Class A2 (See Note 3)	5,219
Distribution/Service—Class A3 (See Note 3)	115
Registration	5,175
Trustees	750
Miscellaneous	3,099
Total expenses before waiver/reimbursement	797,946
Expense waiver/reimbursement from Manager (See Note 3)	(421,022)
Net expenses	376,924
Net investment income (loss)	1,126,874
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	6,314
Futures transactions	(236,639)
Net realized gain (loss)	(230,325)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	616,227
Futures contracts	190,581
Net change in unrealized appreciation (depreciation)	806,808
Net realized and unrealized gain (loss)	576,483
Net increase (decrease) in net assets to Common shares resulting from operations	$1,703,357
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the period March 25, 2024 (commencement of operations) through  October 31, 2024
2024
Increase (Decrease) in Net Assets Applicable to Common Shares
Operations:
Net investment income (loss)	$ 1,126,874
Net realized gain (loss)	(230,325)
Net change in unrealized appreciation (depreciation)	806,808
Net increase (decrease) in net assets applicable to Common shares resulting from operations	1,703,357
Distributions to Common shareholders:
Class A1	(499)
Class A2	(34,962)
Class A3	(460)
Class I	(1,166,599)
Total distributions to Common shareholders	(1,202,520)
Capital share transactions (Common shares):
Net proceeds from sales of shares	67,596,000
Net proceeds issued to shareholders resulting from reinvestment of dividends	1,202,520
Increase (decrease) in net assets applicable to Common shares from capital share transactions	68,798,520
Net increase (decrease) in net assets applicable to Common shares	69,299,357
Net Assets Applicable to Common Shares
Beginning of period	—
End of period	$69,299,357
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	NYLI MacKay Muni Income Opportunities Fund

Statement of Cash Flows
for the period March 25, 2024 (commencement of operations) through October 31, 2024
Cash Flows From (Used in) Operating Activities:
Net increase in net assets resulting from operations	$ 1,703,357
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Investments purchased	(113,338,515)
Investments sold	35,366,689
Purchases of short term investments, net	(625,026)
Amortization (accretion) of discount and premium, net	(12,820)
Increase in investment securities sold receivable	(5,951,775)
Increase in due from manager	(46,241)
Increase in dividends and interest receivable	(1,004,656)
Increase in offering costs	(22,831)
Increase in other assets	(36,211)
Increase in due to broker	278,910
Increase in investment securities purchased payable	5,532,412
Increase in due to NYLIFE Distributors	3,052
Increase in professional fees payable	60,983
Increase in custodian payable	16,095
Increase in shareholder communication payable	1,397
Increase in due to Trustees	121
Increase in variation margin on futures contracts	(6,562)
Increase in accrued expenses	17
Increase in interest expense and fees payable	85,145
Net realized gain from investments	(6,314)
Net change in unrealized (appreciation) depreciation on unaffiliated investments	(616,227)
Net cash used in operating activities	(78,619,000)
Cash Flows From (Used in) Financing Activities:
Proceeds from shares sold	$ 67,596,000
Proceeds from floating rate note obligations	12,410,000
Payments on floating rate note obligations	(1,200,000)
Net cash from financing activities	78,806,000
Net increase in cash	187,000
Cash at beginning of period	—
Cash at end of period	$ 187,000

Supplemental disclosure of cash flow information:
The following tables provide a reconciliation of cash reported within the Statement of Assets and Liabilities that sums to the total of the such amounts shown on the Statement of Cash Flows:
Cash collateral on deposit at broker for futures contracts	$187,000
Total cash shown in the Statement of Cash Flows	$187,000
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios
March 25, 2024^ through October 31,
Class A1	2024
Net asset value at beginning of period applicable to Common shares	$ 10.00
Net investment income (loss) (a)	0.18
Net realized and unrealized gain (loss)	0.16
Total from investment operations	0.34
Less distributions to Common shares:
From net investment income	(0.20)
Net asset value at end of period applicable to Common shares	$ 10.14
Total investment return on net asset value (b)	3.40%
Ratios (to average net assets of Common shareholders)/ Supplemental Data:
Net investment income (loss)††	3.02%
Net expenses (including interest expense and fees)††	1.65%
Expenses (before waiver/reimbursement) (including interest expense and fees)††	2.95%
Interest expense and fees††(c)	0.10%
Portfolio turnover rate (d)	65%
Net assets applicable to Common shareholders at end of period (in 000’s)	$ 26

^	Commencement of Operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Interest expense and fees relate to the costs of tender option bond transactions (See Note 2(I)) for the period ended October 31, 2024.
(d)	The portfolio turnover rate includes variable rate demand notes.

March 25, 2024^ through October 31,
Class A2	2024
Net asset value at beginning of period applicable to Common shares	$ 10.00
Net investment income (loss) (a)	0.19
Net realized and unrealized gain (loss)	0.15
Total from investment operations	0.34
Less distributions to Common shares:
From net investment income	(0.20)
Net asset value at end of period applicable to Common shares	$ 10.14
Total investment return on net asset value (b)	3.40%
Ratios (to average net assets of Common shareholders)/ Supplemental Data:
Net investment income (loss)††	3.06%
Net expenses (including interest expense and fees)††	1.65%
Expenses (before waiver/reimbursement) (including interest expense and fees)††	3.26%
Interest expense and fees††(c)	0.10%
Portfolio turnover rate (d)	65%
Net assets applicable to Common shareholders at end of period (in 000’s)	$ 8,628

^	Commencement of Operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class A2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Interest expense and fees relate to the costs of tender option bond transactions (See Note 2(I)) for the period ended October 31, 2024.
(d)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	NYLI MacKay Muni Income Opportunities Fund

Financial Highlights selected per share data and ratios
March 25, 2024^ through October 31,
Class A3	2024
Net asset value at beginning of period applicable to Common shares	$ 10.00
Net investment income (loss) (a)	0.17
Net realized and unrealized gain (loss)	0.15
Total from investment operations	0.32
Less distributions to Common shares:
From net investment income	(0.18)
Net asset value at end of period applicable to Common shares	$ 10.14
Total investment return on net asset value (b)	3.25%
Ratios (to average net assets of Common shareholders)/ Supplemental Data:
Net investment income (loss)††	2.77%
Net expenses (including interest expense and fees)††	1.90%
Expenses (before waiver/reimbursement) (including interest expense and fees)††	3.19%
Interest expense and fees††(c)	0.10%
Portfolio turnover rate (d)	65%
Net assets applicable to Common shareholders at end of period (in 000’s)	$ 26

^	Commencement of Operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class A3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Interest expense and fees relate to the costs of tender option bond transactions (See Note 2(I)) for the period ended October 31, 2024.
(d)	The portfolio turnover rate includes variable rate demand notes.

March 25, 2024^ through October 31,
Class I	2024
Net asset value at beginning of period applicable to Common shares	$ 10.00
Net investment income (loss) (a)	0.21
Net realized and unrealized gain (loss)	0.16
Total from investment operations	0.37
Less distributions to Common shares:
From net investment income	(0.23)
Net asset value at end of period applicable to Common shares	$ 10.14
Total investment return on net asset value (b)	3.71%
Ratios (to average net assets of Common shareholders)/ Supplemental Data:
Net investment income (loss)††	3.52%
Net expenses (including interest expense and fees)††	1.15%
Expenses (before waiver/reimbursement) (including interest expense and fees)††	2.45%
Interest expense and fees ††(c)	0.10%
Portfolio turnover rate (d)	65%
Net assets applicable to Common shareholders at end of period (in 000’s)	$ 60,619

^	Commencement of Operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Interest expense and fees relate to the costs of tender option bond transactions (See Note 2(I)) for the period ended October 31, 2024.
(d)	The portfolio turnover rate includes variable rate demand notes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements
Note 1-Organization and Business
NYLI MacKay Muni Income Opportunities Fund (the “Fund”) (formerly known as MainStay MacKay Municipal Income Opportunities Fund) was organized as a Delaware statutory trust on September 22, 2023, pursuant to the Declaration of Trust. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a ”non-diversified”, closed-end management investment company that continuously offers its common shares of beneficial interest (“Common Shares”) and is operated as an interval fund, as those terms are defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund currently has four separate classes of shares: Class I, Class A1, Class A2 and Class A3 shares. The Fund may offer additional classes of shares in the future pursuant to exemptive relief from the Securities and Exchange Commission (“SEC”).
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A1	Mar 25, 2024
Class A2	Mar 25, 2024
Class A3	Mar 25, 2024
Class I	Mar 25, 2024
Class I shares are offered at net asset value ("NAV") per share and have a minimum initial investment of $1,000,000 per account, except that the minimum investment amount may be modified for certain eligible investors. Class A1, A2 and A3 shares are offered at NAV. The minimum initial investment for Class A1, Class A2 and Class A3 shares is $15,000 per account, except that the minimum investment may be modified for certain financial firms that submit orders on behalf of their customers, the Trustees and certain employees and their extended family members of New York Life Investments and its affiliates. A contingent deferred sales charge of 1.00% may be imposed on certain repurchases of Class A1 shares made within 18 months of the date of purchase on shares purchased without an initial sales charge.
The Fund's investment objective is to seek current income exempt from regular federal income tax.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a

20	NYLI MacKay Muni Income Opportunities Fund

classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2024, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the period March 25, 2024 through October 31, 2024, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.
In calculating NAV, each closed-end fund is valued at market value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily

Notes to Financial Statements (continued)
traded at the time of valuation. Price information on closed-end funds is taken from the exchange where the security is primarily traded. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity. These closed-end funds are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the principal on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Common Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends daily and pay such dividends from net investment income at least monthly. The Fund also intends to declare and pay distributions from net realized capital gains, if any, at least annually. Dividends and distributions are determined in accordance with federal income tax regulations and may differ from determinations using GAAP. For information on the Fund’s dividend reinvestment plan, please see page 30.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts, if applicable, may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E)  Expenses.   The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations. Certain expenses of the Fund are allocated in proportion to other funds within the New York Life Investments Group of Funds.
Additionally, the Fund may invest in other funds, which are subject to management fees and other fees that may cause the costs of investing in other funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of other funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Offering and Organizational Expenses. Costs were incurred by the Fund in connection with the commencement of the Fund's operations. Organization expenses are estimated to be $166,000 of which $159,652 were expensed over the period ended October 31, 2024 and reflected in the Statement of Operations. Offering costs are estimated at $237,700 and are being amortized on a straight-line basis over 12 months. As of October 31, 2024, $143,927 of offering expenses have been expensed. The Fund will bear these expenses, subject to the expense limitation agreement described in Note 3. The investment advisory agreement will not provide for recoupment of waived expenses.

22	NYLI MacKay Muni Income Opportunities Fund

(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging  techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund.
(I) Tender Option Bonds. The Fund may leverage its assets through the use of proceeds received from tender option bond (“TOB”) transactions. In a TOB transaction, a tender option bond trust (a “TOB Issuer”) is typically established, which forms a special purpose trust into which the Fund, or an agent on behalf of the Fund, transfers municipal bonds or other municipal securities (“Underlying Securities”). A TOB Issuer typically issues two classes of beneficial interests: short-term floating rate notes (“TOB Floaters”) with a fixed principal amount representing a senior interest in the Underlying Securities, and which are sold to third party investors, and residual interest municipal tender option bonds (“TOB Residuals”) representing a subordinate interest in the Underlying Securities, and which are generally issued to the Fund. The interest rate on the TOB Floaters resets periodically, usually weekly, to a prevailing market rate, and holders of the TOB Floaters are granted the option to tender their TOB Floaters back to the TOB Issuer for repurchase at their principal amount plus accrued interest thereon periodically, usually daily or weekly. The Fund may invest in both TOB Floaters and TOB Residuals. The Fund may not invest more than 5% of its Managed Assets (as defined in Note 3(A)) in any single TOB Issuer. The Fund may invest in both TOB Floaters and TOB Residuals issued by the same TOB Issuer.
Typically, a fund serves as the sponsor of the TOB issuer (“Fund-sponsored TOB”). Under this structure, a fund establishes, structures and “sponsors” the TOB Issuer in which it holds TOB Residuals. The Fund uses this or a similar structure for any TOB in which it invests. In connection with Fund-sponsored TOBs, the fund sponsoring the Fund-sponsored TOB (“Fund Sponsor”) may contract with a third-party to perform some or all of the Fund Sponsor’s duties as sponsor. Regardless of whether the Fund Sponsor delegates any of its sponsorship duties to a third party, the Fund Sponsor’s expanded role under the Fund-sponsored TOB structure may increase the Fund Sponsor’s operational and regulatory risk. If the third-party is unable to perform its obligations as an administrative agent, the Fund Sponsor itself would be subject to such obligations or would need to secure a replacement agent. The obligations that the Fund Sponsor may be required to undertake could include reporting and recordkeeping obligations under the Internal Revenue Code and federal securities laws and contractual obligations with other TOB service providers. The Fund may serve as a Fund Sponsor to a Fund-sponsored TOB. If the Fund serves as a Fund Sponsor, it would be subject to the obligations discussed above and the risks attendant to such obligations.
Under the Fund-sponsored TOB structure, the TOB Issuer receives Underlying Securities from the Fund through (or as) the Fund Sponsor and then issues TOB Floaters to third party investors and TOB Residuals to the Fund. The Fund is paid the cash (less transaction expenses, which are borne by the Fund) received by the TOB Issuer from the sale of TOB Floaters and typically will invest the cash in additional municipal bonds or other investments permitted by its investment policies. TOB Floaters may have first priority on the cash flow from the securities held by the TOB Issuer and are enhanced with a liquidity support arrangement from a bank or an affiliate of the sponsor (the “liquidity provider”), which allows

Notes to Financial Statements (continued)
holders to tender their position back to the TOB Issuer at par (plus accrued interest). The Fund, in addition to receiving cash from the sale of TOB Floaters, also receives TOB Residuals. TOB Residuals provide the Fund with the right to (1) cause the holders of TOB Floaters to tender their notes to the TOB Issuer at par (plus accrued interest), and (2) acquire the Underlying Securities from the TOB Issuer. In addition, all voting rights and decisions to be made with respect to any other rights relating to the Underlying Securities deposited in the TOB Issuer are passed through to the Fund, as the holder of TOB Residuals. Such a transaction, in effect, creates exposure for the Fund to the entire return of the Underlying Securities deposited in the TOB Issuer, with a net cash investment by the Fund that is less than the value of the Underlying Securities deposited in the TOB Issuer. This multiplies the positive or negative impact of the Underlying Securities’ return within the Fund (thereby creating leverage). Income received from TOB Residuals will vary inversely with the short-term rate paid to holders of TOB Floaters and in most circumstances, TOB Residuals represent substantially all of the Underlying Securities’ downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Securities’ value. The amount of such increase or decrease is a function, in part, of the amount of TOB Floaters sold by the TOB Issuer of these securities relative to the amount of TOB Residuals that it sells. The greater the amount of TOB Floaters sold relative to TOB Residuals, the more volatile the income paid on TOB Residuals will be. The price of TOB Residuals will be more volatile than that of the Underlying Securities because the interest rate is dependent on not only the fixed coupon rate of the Underlying Securities, but also on the short-term interest rate paid on TOB Floaters.
For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the Underlying Securities deposited in the TOB Issuer, the Fund, if it is the holder of the TOB Floaters, relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB Issuer provide for a liquidation of the Underlying Security deposited in the TOB Issuer and the application of the proceeds to pay off the TOB Floaters.
The TOB Issuer may be terminated without the consent of the Fund upon the occurrence of certain events, such as the bankruptcy or default of the issuer of the Underlying Securities deposited in the TOB Issuer, a substantial downgrade in the credit quality of the issuer of the securities deposited in the TOB Issuer, the inability of the TOB Issuer to obtain liquidity support for the TOB Floaters, a substantial decline in the market value of the Underlying Securities deposited in the TOB Issuer, or the inability of the sponsor to remarket any TOB Floaters tendered to it by holders of the TOB Floaters. In such an event, the TOB Floaters would be redeemed by the TOB Issuer at par (plus accrued interest) out of the proceeds from a sale of the Underlying Securities deposited in the TOB Issuer. If this happens, the Fund would be entitled to the assets of the
TOB Issuer, if any, that remain after the TOB Floaters have been redeemed at par (plus accrued interest). If there are insufficient proceeds from the sale of these Underlying Securities to redeem all of the TOB Floaters at par (plus accrued interest), the liquidity provider or holders of the TOB Floaters would bear the losses on those securities and there would be no recourse to the Fund’s assets (unless the Fund held a recourse TOB Residual).
To the extent that the remarketing agent and/or the liquidity provider is a banking entity, the TOB may face heightened liquidity risks due to restrictions applicable to banking entities under the Volcker Rule. The Volcker Rule generally prohibits banking entities from engaging in proprietary trading or from acquiring or retaining an ownership interest in, or sponsoring, a hedge fund or private equity fund (a “Covered Fund”). TOB Issuers are often structured as a Covered Fund, and therefore, a banking entity that is a remarketing agent would not be able to repurchase tendered TOB Floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Issuer to purchase the tendered TOB Floaters. The TOB Issuer, not the Fund Sponsor or the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased TOB Floaters now held by the TOB Issuer. However, the Fund Sponsor and the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider. If a TOB Issuer in which the Fund invests experiences adverse events in connection with a failed remarketing of TOB Floaters or a liquidity shortfall, the Fund would experience a loss.
For financial reporting purposes, Underlying Securities that are deposited into a TOB Issuer are treated as investments of the Fund, and are presented in the Fund’s Portfolio of Investments. Outstanding TOB Floaters issued by a TOB Issuer are presented as a liability at their face value as “Payable for Floating Rate Note Obligations” in the Fund’s Statement of Assets and Liabilities. The face value of the TOB Floaters approximates their fair value of the floating rate notes. Interest income from the Underlying Securities are recorded by the Fund on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration and trustee services to a TOB Issuer are recognized as a component of “Interest expense and fees” in the Statement of Operations.
At October 31, 2024, the aggregate value of the Underlying Securities transferred to the TOB Issuer and the related liability for TOB Floaters were as follows:
Underlying Securities Transferred to TOB Issuers	Liability for Floating Rate Note Obligations
$14,870,169	$11,210,000

24	NYLI MacKay Muni Income Opportunities Fund

During the period March 25, 2024 through October 31, 2024, the Fund's average TOB Floaters outstanding and the daily weighted average interest rate, including fees, were as follows:
Average Floating Rate Note Obligations Outstanding	Daily Weighted Average Interest Rate
$4,862,831 (a)	0.66%

(a)	TOB's were open for eighty-three days during the period.
(J) Statement of Cash Flows. The cash amount shown in the Fund’s Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and restricted cash, if any, as of October 31, 2024.
(K) Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, regulatory occurrences, or declines in tax revenue impacting these particular cities, states, territories or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations, and these events may be made worse in an adverse economic environment. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
The Fund maintains exposures to the territory Puerto Rico as of October 31, 2024, that represent 5.5% of the Fund’s net assets, of which 38.5% are insured. Certain issuers in which the Fund may invest have experienced significant financial difficulties and the continuation or reoccurrence of these difficulties may impair their ability to service debt. As of October 31, 2024, the Puerto Rico Electric Power Authority (“PREPA”) remains in bankruptcy. The continued delay in resolving the PREPA bankruptcy could delay needed investment into public power generation and distribution assets, which are an essential component to a productive economy. Failure to provide reliable electricity could result in the Commonwealth’s inability to service debt on other municipal territorial investments the Fund does hold.
Despite significant challenges from the Covid pandemic and 2017 Irma and Maria hurricanes, Federal Covid and Hurricane Disaster relief funding have aided the Commonwealth economy. However, there is no guarantee that the Commonwealth will be able to continue to utilize remaining federal disaster recovery funding given labor and project management challenges. Puerto Rico also faces longer term declining demographic trends, which could impair the ability for the territory to service its municipal debt obligations.
(L) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(M) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of October 31, 2024:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$190,581	$190,581
Total Fair Value	$190,581	$190,581

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the period March 25, 2024 (commencement of operations) through October 31, 2024:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Transactions	$(236,639)	$(236,639)
Total Net Realized Gain (Loss)	$(236,639)	$(236,639)

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$190,581	$190,581
Total Net Change in Unrealized Appreciation (Depreciation)	$190,581	$190,581

Notes to Financial Statements (continued)
Average Notional Amount	Total
Futures Contracts Short (a)	$(6,350,212)

(a)	Positions were open for seven months during the reporting period.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to a Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.75% of the “Managed Assets”. Managed Assets is defined as the Fund’s total assets, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating effective leverage (i.e. tender option bonds) or Fund liabilities related to liquidation preference of any Preferred shares issued).
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired(underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class I, 1.05%; Class A1, 1.55% Class A2, 1.55% and Class A3, 1.80%. This agreement will remain in effect until February 28, 2026, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the next term or upon approval of the Board.
During the period March 25, 2024 (commencement of operations) through October 31, 2024, New York Life Investments earned fees from the Fund in the amount of $248,983 and waived fees and/or reimbursed expenses in the amount of $421,022 and did not pay the Subadvisor any fees.
JPMorgan Chase Bank, N.A.  ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative  operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Fund has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A1 and Class A2 Plans, Class A1 and Class A2 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class A1 and A2 Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class A1 and Class A2 shares, for a total 12b-1 fee of 0.50%.
Pursuant to the Class A3 Plan, Class A3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.50% of the average daily net assets of the Class A3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class A3 shares, for a total 12b-1 fee of 0.75%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  During the period March 25, 2024 (commencement of operations) through October 31, 2024, the Fund was advised that the Distributor did not retain any initial sales changes or CDSCs on repurchases of any shares within the Fund.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  Ultimus Fund Solutions, LLC (“Ultimus”), 4221 N 203rd St, Suite 100, Elkhorn, NE, 68022, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between the Fund and Ultimus. During the period March 25, 2024 (commencement of operations) through October 31, 2024, transfer agent expenses incurred

26	NYLI MacKay Muni Income Opportunities Fund

by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A1	$ 11	$—
Class A2	762	—
Class A3	11	—
Class I	22,721	—
Note 4-Federal Income Tax
As of October 31, 2024, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$67,494,537	$946,511	$(418,836)	$527,675
As of October 31, 2024, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$73,100	$(24,153)	$(148,638)	$600,636	$500,945
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of futures contracts. The other temporary differences are primarily due to amortization of organizational costs.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2024 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$108	$(108)
The reclassifications for the Fund are primarily due to non deductible organizational costs.
As of October 31, 2024, for federal income tax purposes, capital loss carryforwards of $24,153, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$—	$24
During the period ended October 31, 2024, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2024
Distributions paid from:
Ordinary Income	$ 176,592
Exempt Interest Dividends	1,025,928
Total	$1,202,520
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Purchases and Sales of Securities (in 000’s)
During the period March 25, 2024 (commencement of operations) through October 31, 2024, purchases and sales of securities, other than short-term securities, were $113,339 and $35,367, respectively.
Note 7–Capital Share Transactions
Transactions in capital shares for the period March 25, 2024 (commencement of operations) through October 31, 2024, were as follows:
Class A1	Shares	Amount
Period March 25, 2024 (commencement of operations) through October 31, 2024:
Common shares sold	2,500	$ 25,000
Common shares issued to shareholders in reinvestment of distributions	49	499
Net increase (decrease)	2,549	$ 25,499

Class A2	Shares	Amount
Period March 25, 2024 (commencement of operations) through October 31, 2024:
Common shares sold	847,231	$ 8,680,000
Common shares issued to shareholders in reinvestment of distributions	3,425	34,962
Net increase (decrease)	850,656	$ 8,714,962

Notes to Financial Statements (continued)
Class A3	Shares	Amount
Period March 25, 2024 (commencement of operations) through October 31, 2024:
Common shares sold	2,500	$ 25,000
Common shares issued to shareholders in reinvestment of distributions	46	460
Net increase (decrease)	2,546	$ 25,460

Class I	Shares	Amount
Period March 25, 2024 (commencement of operations) through October 31, 2024:
Common shares sold	5,863,410	$58,866,000
Common shares issued to shareholders in reinvestment of distributions	115,343	1,166,599
Net increase (decrease)	5,978,753	$60,032,599
The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its Common Shares at NAV on a regular schedule. Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding Common Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 10% of the Fund’s outstanding Common Shares at NAV subject to approval of the Board. The schedule requires the Fund to make repurchase offers every three months. For the period ended October 31, 2024:
The Fund commenced a quarterly repurchase offer for ten percent (10%) of its issued and outstanding shares beginning on July 8, 2024 and ending on August 7, 2024. There was no repurchase activity for the Fund's repurchase offer on August 7, 2024.
Note 8–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the period ended October 31, 2024, events and transactions subsequent to October 31, 2024, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:
The Fund commenced a quarterly repurchase offer for ten percent (10%) of its issued and outstanding shares beginning on October 7, 2024 and ending on November 7, 2024. There was no repurchase activity for the Fund's repurchase offer on November 7, 2024.
28	NYLI MacKay Muni Income Opportunities Fund

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
NYLI MacKay Muni Income Opportunities Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of NYLI MacKay Muni Income Opportunities Fund (formerly MainStay MacKay Municipal Income Opportunities Fund) (the Fund), including the portfolio of investments, as of October 31, 2024, the related statements of operations, cash flows and changes in net assets for the period March 25, 2024 to October 31, 2024, and the related notes (collectively, the financial statements) and the financial highlights for the period March 25, 2024 (commencement of operations) to October 31, 2024. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations, cash flows, changes in its net assets, and the financial highlights for the period March 25, 2024 (commencement of operations) to October 31, 2024, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 20, 2024

Dividend Reinvestment Plan (Unaudited)
The Fund’s Dividend Reinvestment Plan (the “Plan”) is an “opt out” dividend reinvestment plan. Common Shareholders will automatically be enrolled and entitled to participate in the Plan. As a result, if the Fund declares a distribution, a Common Shareholder’s cash distribution will be automatically reinvested in additional common shares unless the registered holder specifically “opts out” of the Plan so as to receive cash distributions.
30	NYLI MacKay Muni Income Opportunities Fund

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For Federal individual income tax purposes, the Fund designated 85.3% of the ordinary income dividends paid during its fiscal year ended October 31, 2024 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.
In February 2025, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2024. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2024.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the New York Life Investments Group of Funds (which consists of New York Life Investments Funds and New York Life Investments Funds Trust), New York Life Investments VP Funds Trust, NYLI MacKay DefinedTerm Muni Opportunities Fund, NYLI CBRE Global Infrastructure Megatrends Term Fund, NYLI MacKay Muni Income Opportunities Fund, the Manager and the Subadvisor, and elects the officers of the Fund who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	NYLI MacKay Muni Income Opportunities Fund: Trustee since 2024	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	86	New York Life Investments VP Funds Trust:
Trustee since 2023 (31 portfolios);
New York Life Investments Funds: Trustee since June 2023 (11 funds);
New York Life Investments Funds Trust: Trustee since June 2023 (39 funds);
NYLI MacKay DefinedTerm Muni Opportunities Fund: Trustee
since 2023;
NYLI CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2023;
and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the New York Life Investments Group of Funds, New York Life Investments VP Funds Trust, NYLI CBRE Global Infrastructure Megatrends Term Fund and NYLI MacKay DefinedTerm Muni Opportunities Fund, and NYLI MacKay Muni Income Opportunities Fund within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
32	NYLI MacKay Muni Income Opportunities Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	NYLI MacKay Muni Income Opportunities Fund: Trustee since 2024	Founder and CEO, DanCourt Management, LLC (since 1999)	86	New York Life Investments VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
New York Life Investments Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 funds);
New York Life Investments Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (39 funds);
NYLI MacKay DefinedTerm Muni Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
NYLI CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee (2009 to 2024), Chair of the Investment Committee (2018 to 2024)
Karen Hammond 1956	NYLI MacKay Muni Income Opportunities Fund: Trustee since 2024	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	86	New York Life Investments VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 portfolios);
New York Life Investments Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (11 funds);
New York Life Investments Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (39 funds);
NYLI MacKay DefinedTerm Muni Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
NYLI CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Independent Trustees

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Susan B. Kerley 1951	NYLI MacKay Muni Income Opportunities Fund: Trustee since 2024	President, Strategic Management Advisors LLC (since 1990)	86	New York Life Investments VP Funds Trust: Chair since January 2017 and Trustee since 2007 (31 portfolios)**;
New York Life Investments Funds: Chair since January 2017 and Trustee since 2007 (11 funds);
New York Life Investments Funds Trust: Chair since January 2017 and Trustee since 1990 (39 funds)**;
NYLI MacKay DefinedTerm Muni Opportunities Fund: Chair since January 2017 and Trustee since 2011;
NYLI CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	NYLI MacKay Muni Income Opportunities Fund: Trustee since 2024	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the New York Life Investments Funds Audit and Compliance Committee (2004 to 2006)	86	New York Life Investments VP Funds Trust: Trustee since 2007 (31 portfolios)**;
New York Life Investments Funds: Trustee since 2006 (11 funds);
New York Life Investments Funds Trust: Trustee since 2007 (39 funds)***;
NYLI MacKay DefinedTerm Muni Opportunities Fund: Trustee since 2011;
NYLI CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Jacques P. Perold 1958	NYLI MacKay Muni Income Opportunities Fund: Trustee since 2024	Founder and Chief Executive Officer, CapShift Advisors LLC (2018 to 2022); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	86	New York Life Investments VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
New York Life Investments Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 funds);
New York Life Investments Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (39 funds);
NYLI MacKay DefinedTerm Muni Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
NYLI CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
MSCI Inc.:Director since 2017;
and
CapShift Advisors LLC: since 2022
Independent Trustees
34	NYLI MacKay Muni Income Opportunities Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Richard S. Trutanic 1952	NYLI MacKay Muni Income Opportunities Fund: Trustee since 2024	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	86	New York Life Investments VP Funds Trust: Trustee since 2007 (31 portfolios)**;
New York Life Investments Funds: Trustee since 1994 (11 funds);
New York Life Investments Funds Trust: Trustee since 2007 (39 funds)**;
NYLI MacKay DefinedTerm Muni Opportunities Fund: Trustee since 2011;
NYLI CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of New York Life Investments VP Series Fund, Inc., the predecessor to New York Life Investments VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to New York Life Investments Funds Trust.
Independent Trustees

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, NYLI MacKay Muni Income Opportunities Fund (since 2024)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, New York Life Investments Funds, New York Life Investments Funds Trust, New York Life Investments VP Funds Trust (since January 2017)**, NYLI CBRE Global Infrastructure Megatrends Term Fund (since 2021), NYLI MacKay DefinedTerm Muni Opportunities Fund; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, NYLI MacKay Muni Income Opportunities Fund (since 2024)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, New York Life Investments Funds (since 2007), New York Life Investments Funds Trust (since 2009), New York Life Investments VP Funds Trust (since 2007)**, NYLI CBRE Global Infrastructure Megatrends Term Fund (since 2021), NYLI MacKay DefinedTerm Muni Opportunities Fund (since 2011); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, NYLI MacKay Muni Income Opportunities Fund (since 2024)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, New York Life Investments Funds, New York Life Investments Funds Trust, New York Life Investments VP Funds Trust (since 2010)**, NYLI CBRE Global Infrastructure Megatrends Term Fund (since 2021) and NYLI MacKay DefinedTerm Muni Opportunities Fund (since 2011)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, NYLI MacKay Muni Income Opportunities Fund (since 2024)	Vice President and Chief Compliance Officer, NYLI MacKay Muni Income Opportunities Fund (since 2024) Vice President and Chief Compliance Officer, NYLI CBRE Global Infrastructure Megatrends Term Fund, NYLI VP Funds Trust and NYLI MacKay DefinedTerm Muni Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, NYLI MacKay Muni Income Opportunities Fund (since 2024)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, New York Life Investments Funds (since 2005), New York Life Investments Funds Trust (since 2005), New York Life Investments VP Funds Trust (since 2005)**, NYLI CBRE Global Infrastructure Megatrends Term Fund (since 2021), NYLI MacKay DefinedTerm Muni Opportunities Fund (since 2011)
*	The officers listed above are considered to be “interested persons” of the New York Life Investments Group of Funds, New York Life Investments VP Funds Trust, NYLI CBRE Global Infrastructure Megatrends Term Fund, NYLI MacKay Muni Income Opportunities Fund and NYLI MacKay DefinedTerm Muni Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the New York Life Investments Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of New York Life Investments VP Series Fund, Inc., the predecessor to New York Life Investments VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
36	NYLI MacKay Muni Income Opportunities Fund

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Manager
New York Life Investment Management LLC
New York, New York
Subadvisor
MacKay Shields LLC1
New York, New York
Legal Counsel
Dechert LLP
Independent Registered Public Accounting Firm
KPMG LLP
Transfer, Dividend Disbursing and Shareholder Servicing Agent
Ultimus Fund Solutions, LLC
4221 N 203rd St, Suite 100
Elkhorn, NE 68022
833-401-8899
newyorklifeinvestments.com
1. An affiliate of New York Life Investment Management LLC.
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. Securities distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, Member FINRA/SIPC.
7260227MS280-24	MSMMIO11-12/24
(NYLIM) NL554

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). During the period covered by this report, no amendments were made to the provisions of the Code. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report. A copy of the Code is filed herewith.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has three “audit committee financial experts” serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw, Karen Hammond and Susan B. Kerley. Mr. Latshaw, Ms. Hammond and Ms. Kerley are “independent” (as defined by Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

NYLI MacKay Muni Income Opportunities Fund commenced operations on March 25, 2024. Therefore, there is no information to report for the fiscal period ended October 31, 2023

(a) Audit Fees

The aggregate fees billed for the fiscal year ended October 31, 2024 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $72,000.

(b)  Audit-Related Fees

The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: (i) $0 for the fiscal year ended October 31, 2024.

(c) Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were: (i) $0 during the fiscal year ended October 31, 2024. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d)  All Other Fees

The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0 during the fiscal year ended October 31, 2024.

(e) Pre-Approval Policies and Procedures

(1) The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) There were no hours expended on KPMG engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than KPMG full-time, permanent employees.

(g) All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended October 31, 2024 is disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $0 for the fiscal year ended October 31, 2024.

(h) The Registrant’s Audit Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended [ ] to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of Auditor during the relevant time period.

(i)   Not applicable

(j)   Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments.

The Schedule of Investments to be included as part of Item 1 of this report

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

See Item 1 of this report

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

It is the policy of the Fund that proxies received by the Fund are voted in the best interests of the Fund’s shareholders. The Board has adopted Proxy Voting Policies and Procedures for the Fund that delegate all responsibility for voting proxies received relating to the Fund’s portfolio securities to New York Life Investments, subject to the oversight of the Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Fund are voted in the best interests of the Fund and their shareholders. Where a Fund has retained the services of a Subadvisor to provide day-to-day portfolio management for the Fund, the Manager may delegate proxy voting authority to the Subadvisor; provided that, as specified in the Manager’s Proxy Voting Policies and Procedures, the Subadvisor either (1) follows the Manager’s Proxy Voting Policy and the Fund’s Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager’s Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager’s clients and appear to comply with governing regulations. The Fund may revoke all or part of this delegation (to the Manager and/or Subadvisors as applicable) at any time by a vote of the Board.

Conflicts of Interest. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Fund’s and the Manager’s proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, the Manager may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Board or a designated committee of the Manager, or a representative of either of the conflict of interest and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Fund shareholders, under its usual policy; or (3) forward the proxies to the Board, or a designated committee of the Manager, so that the Board or the committee may vote the proxies itself. In the case of proxies received in connection with a fund of funds structure, whereby the Manager, on behalf of the Fund, receives proxies in its capacity as a shareholder in an affiliated underlying fund, the Manager may vote in accordance with its predetermined or custom voting guidelines, if applicable. If there is no relevant predetermined guideline, the Manager will vote in accordance with the recommendation of its independent service provider, Institutional Shareholder Services Inc. (“ISS”). If ISS does not provide a recommendation, the Manager then may address the conflict by “echoing” or “mirroring” the vote of the other shareholders in the affiliated underlying fund.

In the case of proxies received in connection with a fund of funds structure, whereby the Manager, on behalf of a Fund, receives proxies in its capacity as a shareholder in an unaffiliated underlying fund, where the Fund relies on Section 12(d)(1)(F) of the 1940 Act, the Fund will either seek instructions from its shareholders as to how to vote shares of the unaffiliated underlying fund, or vote the shares in the same proportion as the vote of all other shareholders of the acquired fund or “echoing” or “mirroring” the vote of the other shareholders in the affiliated underlying fund.

As part of its delegation of proxy voting responsibility to the Manager, the Fund also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If the Manager chooses to override a voting recommendation made by ISS, the Manager’s compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager’s Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)   The Registrant’s portfolio is managed on a team basis. As of October 31, 2024, the following persons are primarily responsible for the day-to-day management of the registrant’s portfolio

John Loffredo, CFA. Mr. Loffredo is an Executive Managing Director of MacKay Shields and CoHead of MacKay Municipal Managers. In addition, he was named Vice Chairman in September 2022 and oversees the firm’s investment teams. He has managed the NYLI MacKay Tax Free Bond Fund since 2009, NYLI MacKay High Yield Muni Bond Fund since 2010, NYLI MacKay New York Muni Fund, NYLI MacKay DefinedTerm Muni Opportunities Fund since 2012, NYLI MacKay California Muni Fund since 2013, NYLI MacKay U.S. Infrastructure Bond Fund since 2019 and the Fund since 2024. He has been a municipal portfolio manager and/or municipal analyst on Wall Street since 1990, with a broad range of portfolio management and analytic experience in the municipal markets. He was previously the Chairman and co-founded Mariner Municipal Managers LLC (2007 to 2009). He has been a municipal portfolio manager and/or municipal analyst since 1990, with a broad range of portfolio management and analytic experience in the municipal markets. Mr. Loffredo was a Managing Director and Co-Head of BlackRock’s Municipal Portfolio Management Group (from 2006 to 2007). Prior to BlackRock’s merger with Merrill Lynch Investment Managers (MLIM), he served as Chief Investment Officer of the Municipal Products Group. He was employed by Merrill Lynch from 1990 to 2006. Before Merrill Lynch, he worked for the City of Boston Treasury Department. He is a member of the firm’s Senior Leadership Team. Mr. Loffredo graduated cum laude with an MBA from Utah State University where he was a Harry S. Truman Scholar. He also has a Certificate of Public Management from Boston University. He is a CFA®.

Mike Petty. Mr. Petty is a Senior Managing Director and portfolio manager for MacKay Shields. He joined MacKay Shields in 2009. Mr. Petty has managed the NYLI MacKay High Yield Municipal Bond Fund since 2010, NYLI MacKay Tax Free Bond Fund since 2011, NYLI MacKay New York Muni Fund and NYLI MacKay DefinedTerm Muni Opportunities Fund since 2012, NYLI MacKay California Muni Fund since 2013, NYLI MacKay U.S. Infrastructure Bond Fund since 2019 and the Fund since 2024. Before joining the firm he was a Portfolio Manager for Mariner Municipal Managers in 2009. He has been a municipal bond portfolio manager since 1992, and has worked in the municipal products market since 1985. Mr. Petty has a broad array of trading, portfolio management, and sales experience. Prior to joining Mariner Municipal Managers, he was a Senior Portfolio Manager at Dreyfus Corporation from 1997 to 2009. From 1992 to 1997, he served as a Portfolio Manager for Merrill Lynch Investment Managers (MLIM). Mr. Petty graduated from Hobart College with a BS in Mathematics and Economics.

Michael Denlinger, CFA. Mr. Denlinger has been a portfolio manager of the NYLI MacKay California Muni Fund, NYLI MacKay Tax Free Bond Fund and NYLI MacKay U.S. Infrastructure Bond Fund since 2021; NYLI MacKay New York Muni Fund since 2022 and the Fund since 2024. He joined MacKay Shields in 2019 and is currently a Director. Prior to joining MacKay Shields, Mr. Denlinger was an institutional municipal credit trader at Bank of America Merrill Lynch with a primary focus on taxable and healthcare securities. Prior to trading credit, he was a high grade municipal trader. Mr. Denlinger earned a Bachelor’s degree in Economics from Johns Hopkins University in 2014. Mr. Denlinger is a CFA® charterholder and has been in the financial services industry since 2014.

Mike Perilli. Mr. Perilli has managed the NYLI MacKay California Muni Fund, NYLI MacKay High Yield Muni Bond Fund and NYLI MacKay New York Muni Fund since and the Fund since 2024. He joined MacKay Shields in 2023. Before joining the firm, he was a portfolio manager and trader on the municipal mutual fund desk at BlackRock focusing on both investment grade and high-yield municipal bonds. From 2011-2014, he was a trader on the municipal separately managed account desk. Michael earned a Bachelor’s degree in Accounting from The College of New Jersey in 2007. He is a CFA®charterholder. He has been in the financial services industry since 2008.

John Lawlor. Mr. Lawlor has managed the NYLI MacKay U.S. Infrastructure Bond Fund since 2019 and the Fund since 2024. He is currently a Managing Director, portfolio manager and trader at MacKay Shields. He joined MacKay Shields as a Director in 2016. Before joining the firm, he was Vice President Equity Sales at Deutsche Bank and was previously at Bank of America Merrill Lynch. From 1997-2011, he was a senior trader on the floor of the New York Stock Exchange. Mr. Lawlor has a broad and diverse set of skills in sales, trading, and electronic trading platforms. He earned a Bachelor’s degree in Finance from Lehigh University in 1997. He has been in the financial services industry since 1997.

(a)(2)   Other Accounts Managed by Portfolio Managers or Management Team Member and Potential Conflicts of Interest as of October 31, 2024.

	NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS MANAGED FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
John Loffredo	13 RICs $28,682,488,266	8 Accounts $10,351,371,224	91 Accounts $27,426,433,688	0 RICs $0	2 Accounts $808,429,722	1 Accounts $579,107,980
Robert DiMella	20 RICs $39,374,763,273	8 Accounts $10,351,371,224	91 Accounts $27,426,433,688	0 RICs $0	2 Accounts $808,429,722	1 Accounts $579,107,980
Mike Petty	17 RICs $31,971,331,356	8 Accounts $10,351,371,224	91 Accounts $27,426,433,688	0 RICs $0	2 Accounts $808,429,722	1 Accounts $579,107,980
Michael Denlinger	21 RICs $30,219,808,075	8 Accounts $10,351,371,224	91 Accounts $27,426,433,688	0 RICs $0	2 Accounts $808,429,722	1 Accounts $579,107,980
Mike Perilli	9 RICs $17,634,838,521	8 Accounts $10,351,371,224	91 Accounts $27,426,433,688	0 RICs $0	2 Accounts $808,429,722	1 Accounts $579,107,980
John Lawlor	16 RICs $20,918,972,113.19	8 Accounts $10,351,371,224	91 Accounts $27,426,433,688	0 RICs $0	2 Accounts $808,429,722	1 Accounts $579,107,980

Potential Conflicts of Interest

MacKay Shields does not favor the interest of one client over another and it has adopted a Trade Allocation Policy designed so that all client accounts will be treated fairly and no one client account will receive, over time, preferential treatment over another.

We maintain investment teams with their own distinct investment process that operate independent of each other when making portfolio management decisions. Certain investment teams consist of Portfolio Managers, Research Analysts, and Traders, while certain other investment teams share Research Analysts and/or Traders. MacKay Shields’ investment teams may compete with each other for the same investment opportunities and/or take contrary positions. At times, two or more of MacKay Shields’ investment teams may jointly manage the assets of a single client portfolio (“Crossover Mandate”). In such instances, the asset allocation decisions will be discussed amongst the various investment teams, but the day-to-day investment decision-making process will typically be made independently by each team for the portion of the Crossover Mandate that team is responsible for managing. Orders within an investment team will typically be aggregated or bunched to reduce the costs of the transactions. Orders are typically not aggregated across investment teams even though there may be orders by separate investment teams to execute the same instrument on the same trading day; provided, however, that orders for the same instrument are typically aggregated across investment teams that are supported by a shared trading desk.

MacKay Shields’ clients have held, and it is expected that in the future they will at times hold, different segments of the capital structure of the same issuer that have different priorities. These investments create conflicts of interest, particularly because MacKay Shields can take certain actions for clients that can have an adverse effect on other clients. For example, certain MacKay Shields clients may hold instruments that are senior or subordinated relative to instruments of the same issuer held by other clients, and any action that the portfolio managers were to take on behalf of the issuer’s senior instrument, for instance, could have an adverse effect on the issuer’s junior instrument held by other clients, and vice versa, particularly in distressed or default situations. To the extent MacKay Shields or any of its employees were to serve on a formal or informal creditor or similar committee on behalf of a client, such conflicts of interest may be exacerbated.

MacKay Shields engages in transactions and investment strategies for certain clients that differ from the transactions and strategies executed on behalf of other clients, including clients that have retained the services of the same investment team. MacKay Shields may make investments for certain clients that they conclude are inappropriate for other clients. For instance, clients within one investment strategy may take short positions in the debt or equity instruments of certain issuers, while at the same time those instruments or other instruments of that issuer are acquired or held long by clients in another investment strategy, or within the same strategy, and vice versa.

Additionally, MacKay Shields’ investment strategies are available through a variety of investment products, including, without limitation, separately managed accounts, private funds, mutual funds and ETFs. Given the different structures of these products, certain clients are subject to terms and conditions that are materially different or more advantageous than available under different products. For example, mutual funds offer investors the ability to redeem from the fund daily, while private funds offer less frequent liquidity. Similarly a client with a separately managed account may have more transparency regarding the positions held in its account than would be available to an investor in a collective investment vehicle. Further, separately managed account clients have the ability to terminate their investment management agreement with little or no notice (subject to the terms of the investment advisory agreement or similar agreement).

As a result of these differing liquidity and other terms, MacKay Shields may acquire and/or dispose of investments for a client either prior to or subsequent to the acquisition and/or disposition of the same or similar securities held by another client. In certain circumstances, purchases or sales of securities by one client could adversely affect the value of the same securities held in another client’s portfolio. In addition, MacKay Shields has caused, and expects in the future to cause, certain clients to invest in opportunities with different levels of concentration or on different terms than that to which other clients invest in the same securities. These differences in terms and concentration could lead to different investment outcomes among clients investing in the same securities. MacKay Shields seeks to tailor its investment advisory services to meet each client’s investment objective, constraints and investment guidelines and MacKay Shields’ judgments with respect to a particular client will at times differ from its judgments for other clients, even when such clients pursue similar investment strategies.

MacKay Shields permits its personnel, including portfolio managers and other investment personnel, to engage in personal securities transactions, including buying or selling securities that it has recommended to, or purchased or sold on behalf of, clients. These transactions raise potential conflicts of interest, including when they involve securities owned or considered for purchase or sale by or on behalf of a client account. MacKay Shields has adopted a Code of Ethics to assist and guide the portfolio managers and other investment personnel when faced with a conflict. MacKay Shields’ services to each client are not exclusive. The nature of managing accounts for multiple clients creates a conflict of interest with regard to time available to serve clients. MacKay Shields and its portfolio managers will devote as much of their time to the activities of each client as they deem necessary and appropriate. Although MacKay Shields strives to identify and mitigate all conflicts of interest, and seeks to treat its clients in a fair and reasonable manner consistent with its fiduciary duties, there may be times when conflicts of interest are not resolved in a manner favorable to a specific client.

(a)(3)  Portfolio Managers or Management Team Members’ Compensation Structure

     Salaries are set by reference to a range of factors, taking into account each individual’s seniority and responsibilities and the market rate of pay for the relevant position. Annual salaries are set at competitive levels to attract and maintain the best professional talent. Variable or incentive compensation, both cash bonus and deferred awards, are a significant component of total compensation for portfolio managers at MacKay Shields. Incentive compensation received by portfolio managers is generally based on both quantitative and qualitative factors. The quantitative factors include, but are not limited to: (i) investment performance; (ii) assets under management; (iii) revenues and profitability; and (iv) industry benchmarks. The qualitative factors may include, among others: leadership, adherence to the firm’s policies and procedures, and contribution to the firm’s goals and objectives.

MacKay Shields maintains a phantom equity plan for those employees who qualify whereby awards vest and pay out after several years, to attract, retain, motivate and reward key personnel. Portfolio managers that participate in the phantom equity plan share in the results and success of the firm as the value of award tracks the operating revenue and operating profit of Mackay Shields. This approach helps to instill a strong sense of commitment towards the overall success of the firm.

MacKay Shields maintains an employee benefit program, including health and non-health insurance, education reimbursement, and a 401(k) defined contribution plan for all of its employees regardless of their job title, responsibilities or seniority.

(a)(4)  Disclosure of Securities Ownership

The following table states, as of October 31, 2024, the dollar range of fund securities beneficially owned by each Portfolio Manager in the Registrant ($1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001- $500,000, $500,001-$1,000,000, or over $1,000,000).

PORTFOLIO MANAGER	RANGE OF OWNERSHIP
John Loffredo	$0
Robert DiMella	$0
Mike Petty	$0
Michael Denlinger	$0
Mike Perilli	$0
John Lawlor	$0

(b)   Changes in Portfolio Management

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certification of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certification of principal executive officer and principal financial officer as required by section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

NYLI MACKAY MUNI INCOME OPPORTUNITIESS FUND

By:	/s/Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date:	January 7, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date:	January 7, 2025

By:	/s/ Jack R. Benintende
Jack R. Benintende Treasurer and Principal Financial and Accounting Officer

Date:	January 7, 2025